SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): May 6, 2003



                             PERMA-TUNE ELECTRONICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    000-31631
                            -------------------------
                            (Commission File Number)


              TEXAS                                           75-2510791
-------------------------------                           -------------------
(State or Other Jurisdiction of                             (IRS Employer
 Incorporation or Organization)                           Identification No.)



                111 SOUTH  BIRMINGHAM  STREET,  WYLIE,  TEXAS         75098
              ------------------------------------------------      ---------
              (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (972) 442-6774


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 4    Changes in Registrant's Certifying Accountant

     For the fiscal years ended December 31, 2002 and 2001, the firm of Malone & Bailey, PLLC ("Malone & Bailey") served as the Company's auditors. Effective May 6, 2003, the Board of Directors of the Company approved the change of accountants. On May 6, 2003, management of the Company dismissed Malone & Bailey and engaged Ham, Langston & Brezina, LLP of Houston, Texas, as its independent public accountants to review its financial statements for the first, second and third quarters of 2003, and to audit its financial statements for the fiscal year ended December 31, 2003.

     During the period of engagement of Malone & Bailey from January 17, 2002 through December 31, 2002 and any later interim period up to and including the date the relationship with Malone & Bailey ceased, there were no disagreements between the Company and Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (if not resolved to the satisfaction of Malone & Bailey) would have caused Malone & Bailey to make reference in connection with their report to the subject matter of the disagreements. The accountants' report on the financial statements of the Company for the fiscal years ended December 31, 2001 and 2002 and any later interim period up to and including the date the relationship with Malone & Bailey ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty or audit scope or accounting principles.

     The Company has not previously consulted with Ham, Langston & Brezina, LLP, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Malone & Bailey, the Company's previous independent accountant, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) from January 17, 2002 (date Malone & Bailey was engaged) through December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Malone & Bailey ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Ham, Langson & Brezina, LLP has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Ham, Langston & Brezina, LLP did not furnish a letter to the Commission.

     The Company has requested Malone & Bailey to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Malone & Bailey agrees with the above statements, which letter is attached to this filing as Exhibit 16.1.

Item 7.   Financial Statements and Exhibits

         (c) Exhibits

     Exhibit
     Number       Description
     -------      -----------
      16.1      Letter from Malone & Bailey, PLLC.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 8, 2003

                                              PERMA-TUNE ELECTRONICS, INC.



                                              By:  /s/ Linda Decker
                                                 ---------------------------
                                                 Name:  Linda Decker
                                                 Title: CFO


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